UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events

As previously reported, on February 2, 2021, the Board of Directors (the “Board”) of Tile Shop Holdings, Inc. (the “Company”) unanimously voted to form a special committee (the “Special Committee”) comprised of Mark J. Bonney, Linda Solheid and Deborah Glasser, three of the Company’s independent directors, to evaluate, and to make a recommendation to the Board regarding, potential relisting of the Company’s common stock on The Nasdaq Stock Market LLC (“Nasdaq”). Thereafter, the Special Committee undertook a thorough and deliberate process to evaluate the potential benefits, costs, burdens, and process associated with applying for listing and listing the Company’s common stock with Nasdaq, and the Special Committee unanimously recommended that the Board authorize the Company to apply for listing of its common stock on Nasdaq. On March 1, 2021, after receiving the recommendation of the Special Committee, and evaluating the potential benefits, costs, burdens, and process associated with applying for listing and listing of the stock on Nasdaq, the Board unanimously voted to authorize the Company to apply for listing of the Company’s common stock with Nasdaq. The Company’s common stock is currently quoted on the Pink tier of the OTC Markets under the symbol “TTSH”. The Company plans to proceed in a timely and orderly manner to apply for listing of its common stock on Nasdaq. The Company cautions the Company’s stockholders and others considering trading the Company’s securities that there is no assurance that Nasdaq will approve the Company’s listing application.

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include any statements regarding the Company’s strategic and operational plan, including the Company’s plans regarding Nasdaq relisting, and expected financial performance. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward looking statements are based on information available at the time such statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements, including but not limited to unforeseen events that may affect the retail market or the performance of the Company’s stores. Many of the Company’s risks have been, and may further be, exacerbated by the COVID-19 pandemic. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances. Investors are referred to the most recent reports filed with the SEC by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

By/s/ Nancy DiMattia
Date: March 1, 2021	Name: Nancy DiMattia
Title: Chief Financial Officer